UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2011

BWAY INTERMEDIATE COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-172764-01	27-2594571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8607 Roberts Drive, Suite 250, Atlanta, GA 30350-2237

(Address of Principal Executive Offices) (Zip Code)

(770) 645-4800

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 6, 2011, Michael A. Kreger, a Vice President of Madison Dearborn Partners, LLC (“MDP”), will replace Christopher J. McGowan, a Managing Director of MDP, as one of the directors of BWAY Intermediate Company, Inc. (“Holdings”) designated by MDP. This change in directors will also apply to BWAY Parent Company, Inc. (“BWAY Parent”), BWAY Holding Company and BWAY Corporation. Mr. Kreger will serve as a member of the Compensation Committees of Holdings and BWAY Parent.

For a description of certain relationships between MDP and BWAY Holdings, please see “Certain Relationships and Related Transactions and Director Independence,” of BWAY Holdings’ Registration Statement on Form S-4 filed March 3, 2011 (File No. 333-172764), as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BWAY INTERMEDIATE COMPANY, INC.
Dated: June 9, 2011
	By:	/s/ Michael B. Clauer
Michael B. Clauer
Executive Vice President and Chief Financial Officer